UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

Taysha Gene Therapies, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-39536	84-3199512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive, Suite 1430 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

(214) 612-0000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TSHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Taysha Gene Therapies, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 8, 2023. Of the 64,178,567 shares outstanding as of the record date, 53,742,827 shares, or approximately 83.73%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of two nominees to serve as directors until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Sean P. Nolan	35,556,636	3,890,877
Laura Sepp-Lorenzino, Ph.D.	33,595,590	5,851,923

Broker Non-Votes: 14,295,314.

Both nominees were elected.

Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Deloitte & Touche LLP	53,532,998	51,055	158,774

Broker Non-Votes: 0.

Proposal No. 3: Approval to adopt a series of alternate amendments to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to effect a reverse stock split where the Board will have the discretion to select the reverse stock split ratio from within a range between and including one-for-five (1:5) and one-for-twenty (1:20). The votes were cast as follows:

	Votes For	Votes Against	Abstained
Amendment approval for reverse stock split	43,109,353	10,497,949	135,525

Broker Non-Votes: 0.

Proposal No. 4: Approval to adopt a series of alternate amendments to the Company’s Certificate of Incorporation to effect an authorized shares reduction, with the specific number of authorized shares determined by a formula that is based on the ratio utilized for a reverse stock split. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Amendment to effectuate an authorized shares reduction	43,305,340	10,246,833	190,654

Broker Non-Votes: 0.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taysha Gene Therapies, Inc.

Dated: June 23, 2023	By:	/s/ Kamran Alam
Kamran Alam
Chief Financial Officer